Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
10. Income Taxes
There was no income tax provision recorded for the three and nine months ended September 30, 2025 or for the period from September 19, 2024 (inception) through September 30, 2024 and, therefore, the Company’s effective income tax rate was —% for the three and nine months ended September 30, 2025 and for period from September 19, 2024 (inception) through September 30, 2024. The effective income tax rate for the three and nine months ended September 30, 2025 differed from the 21% federal statutory rate primarily due to the valuation allowance maintained against the Company’s net deferred tax assets.
On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the U.S. The OBBBA includes significant provisions, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, modifications to the international tax framework, and the restoration of favorable tax treatment for certain business tax provisions. The Company has evaluated the OBBBA provisions enacted during the current quarter and estimated their impact on the condensed consolidated financial statements to be immaterial. The Company will continue to evaluate the full impact of these legislative changes as additional guidance becomes available.
Income Taxes
A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows:

Period from September 19, 2024 (Inception) to December 31, 2024
U.S. federal statutory tax rate	21.0%
State income tax, net of federal benefit	1.7
Permanent differences	(1.0)
Tax credits	0.4
Change in valuation allowance	(22.1)
Effective tax rate	0.0%
Net deferred tax assets consisted of the following (in thousands):

Period from September 19, 2024 (Inception) to December 31, 2024
Deferred tax assets:
Net operating loss carryforwards	$444
Tax credit carryforwards	73
Accrued liabilities and reserves	4
Capitalized research and development costs	1,724
Intangible assets	1,466
Stock-based compensation	229
Total deferred tax assets	3,940
Valuation allowance	(3,940)
Deferred tax assets, net of valuation allowance	$—
The Company had a federal net operating loss carryforwards of $2.0 million for the period from September 19, 2024 (inception) to December 31, 2024. The Company had state net operating loss carryforwards of less than $0.5 million for the period from September 19, 2024 (inception) to December 31, 2024. The federal net operating loss carryforwards may be carried forward indefinitely. The state net operating loss carryforwards begin to expire in 2044.
Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2024, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current year. The Company determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2024.
For the period from September 19, 2024 (inception) to December 31, 2024, the valuation allowance increased primarily due to the increases in net operating loss carryforwards and research and development tax credit carryforwards. The changes in the valuation allowance were as follows (in thousands):

Period from September 19, 2024 (Inception) to December 31, 2024
Valuation allowance as of September 19, 2024 (inception)	$—
Increases recorded to income tax provision	3,940
Valuation allowance as of December 31, 2024	$3,940
The Tax Cuts and Jobs Act of 2017 resulted in significant changes to the treatment of research and development expenditures under Section 174. For tax years beginning after the year ended December 31, 2021, taxpayers are required to capitalize and amortize all research and development expenditures that are paid or incurred in connection with its trade or business. Specifically, costs for U.S. based research and development activities must be amortized over five years using a midyear convention. For the period from September 19, 2024 (inception) to December 31, 2024, the Company capitalized $14.0 million of research and development expenses.
The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company became a loss corporation as defined in Section 382. Future changes in the Company’s capital ownership, which may be outside of the Company’s control, may trigger an ownership change. In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an ownership change. If an ownership change has occurred or does occur in the future, utilization of the net operating loss carryforwards or other tax attributes may be limited, which could potentially result in increased future tax liability for the Company.
The calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which the Company operates or does business in. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.
The Company records uncertain tax positions as liabilities in accordance with ASC 740 and adjusts these liabilities when the Company’s judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company’s current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. For the period from September 19, 2024 (inception) to December 31, 2024, the Company has not recorded any uncertain tax positions in the Company’s financial statements.
The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying statement of operations. For the period from September 19, 2024 (inception) to December 31, 2024, no accrued interest or penalties are included on the related tax liability line in the balance sheet.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from inception.